                                                                    EXHIBIT 10.7

                        RESTRICTED STOCK UNIT AGREEMENT
                        -------------------------------

          THIS RESTRICTED STOCK UNIT AGREEMENT (this "Agreement"), effective as
                                                      ---------
of September 1, 2000, by and between Dade Behring Holdings, Inc., a Delaware corporation (the "Company"), and James Reid-Anderson ("Executive").
                  -------                              ---------

          The Company and Executive desire to enter into this Agreement pursuant to which the Company will grant to Executive 100,000 restricted stock units (the "Units") convertible into shares of the Company's class of capital stock
 -----
designated as Common Stock, par value $0.01 per share (the "Common Stock"), in
                                                            ------------
accordance with the terms and conditions set forth in this Agreement. All shares of Common Stock issued to Executive (whether or not distributed to Executive) upon conversion of the Units pursuant to this Agreement are referred to herein as the "Executive Stock."
        ---------------

          The parties hereto agree as follows:

     1.   Grant of Units.
          --------------

     (a)  Grant of Units.  As of the date hereof, the Company will grant to
          --------------
Executive the Units, subject to the terms and conditions of this Agreement.

     (b)  Representations and Warranties.  In connection with the grant of the
          ------------------------------
Units, Executive represents and warrants to the Company that:

          (i) The Units and Executive Stock to be acquired by Executive upon conversion of the Units will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any applicable
                                                  --------
     state securities laws, and the Executive Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

          (ii) Executive is an executive officer of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the Units and Executive Stock to be acquired by Executive upon conversion of the Units. For the purposes of this Agreement, "Subsidiary" means any corporation (other than the Company) in
                 ----------
     an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (iii) Executive is able to bear the economic risk of the acquisition of the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

          (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Units and Executive Stock to be acquired by Executive upon conversion of the Units and has had full access to such other information concerning the Company and its Subsidiaries as he has requested.

          (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

          (vi) Executive further understands that the certificates for any Executive Stock will bear the legend set forth in Section 6 hereof or such
                                                       ---------
     other legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

     (c)  Acknowledgments. As an inducement to the Company to grant the Units
          ---------------
to Executive, and as a condition thereto, Executive acknowledges and agrees that:

          (i) Neither the grant of the Units nor the issuance of Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

          (ii) The Company shall have no duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the forfeiture of the Units or the potential repurchase of Executive Stock upon the termination of Executive's employment with the Company and its Subsidiaries or as otherwise provided hereunder.

          (ii) This Agreement has been executed and delivered, and the Units have been granted hereunder and the Executive Stock will be issued, if at all, hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company, Dade Behring Inc. and Executive.

          (iv) Executive has consulted with independent legal counsel (including tax counsel) regarding his rights and obligations under this Agreement and the tax consequences to Executive of the terms and conditions of this Agreement.

     2.  Vesting.
         -------

     (a) Vesting Schedule. Except as otherwise provided in this Section 2, 100%
         ----------------                                       ---------
of the Units shall become vested on September 1, 2003 so long as Executive is, and has been, continuously employed by the Company or any of its Subsidiaries through such date (such date, the "Vesting Date").
                                   ------------

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     (b) Acceleration of Vesting. Upon the consummation of an Approved Sale of
         -----------------------
the Company (as defined pursuant to Section 10 below), so long as Executive is,
                                    ----------
and has been, continuously employed by the Company or any of its Subsidiaries through the day immediately prior to such consummation of the Approved Sale, 100% of the Units shall become vested.

     (c) Acceleration of Vesting Upon Certain Termination Events. If Executive
         -------------------------------------------------------
is no longer employed by the Company or any of its Subsidiaries as a result of Executive's termination without Cause, Executive's resignation for Good Reason, Disability (each as defined in Executive's Employment Agreement dated as of the date hereof) or death, then the Units shall become vested in accordance with the following schedule (it being understood that if such termination occurs on any date other than a date given below, the percentage of Units that shall have vested as of such termination date shall equal the percentage of Units which became vested as of the immediately preceding date given below):



                                              Cumulative
                                            Percentage of      Number of
                       Date                  Units Vested    Initial Units
                       ----                  ------------    -------------

        Prior to September 1, 2001                   0%               0
        September 1, 2001                       33-1/3%          33,333
        September 1, 2002                       66-2/3%          66,666
        September 1, 2003 and thereafter           100%         100,000


     3.  Conversion; Forfeiture; Deferral of Distribution.
         -------------------------------------------------

     (a) Conversion; Forfeiture. The Units which vest either (i) on the Vesting
         ----------------------
Date, (ii) pursuant to Section 2(b) hereof or (iii) pursuant to Section 2(c)
                       ------------                             ------------
hereof shall immediately and automatically convert into shares of Common Stock on a one-for-one basis upon which Executive shall deliver to the Company a check in the amount of (x) $0.01 times (y) the applicable number of Units being converted. Any Units which are not vested upon the Termination Date (as defined below) after taking into account Section 2(c) hereof shall immediately and
                                 ------------
automatically expire and be forfeited. Upon conversion of Units, the Company will distribute to Executive a certificate representing Executive Stock.

     (b) Deferral of Distribution. At any time prior to the date which is six
         ------------------------
months prior to the Vesting Date, Executive may deliver written notice to the Company (in the form attached as Exhibit A hereto) setting forth his election to
                                 ---------
defer the distribution of all or any portion of the Executive Stock that may vest on the Vesting Date (if any), in which case no certificates representing shares of Executive Stock will be delivered to Executive that are issued on the Vesting Date until the date specified in such written notice. Executive hereby elects to defer the distribution of all Executive Stock that may be issuable pursuant to Section 2(c) hereof until the six month anniversary of the event
            ------------
giving rise to the vesting and conversion of the Units pursuant to Section 2(c)
                                                                   ------------
hereof. Notwithstanding a deferral of the distribution of Executive Stock, all Executive Stock will be distributed upon a Sale of the Company.

     4.   Repurchase Option.
          -----------------

     (a)  Repurchase Option. In the event that Executive is no longer employed
          -----------------
by the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the Executive
                                             ----------------
Stock (including any shares of Executive Stock with respect to which distribution has been deferred by Executive in accordance with this Agreement), whether held by Executive, or one or more Permitted Transferees (as defined herein), will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 4 (the "Repurchase Option").
                             ---------       -----------------

     (b)  Repurchase Price. In the event that Executive is no longer employed by
          ----------------
the Company or any of its Subsidiaries for any reason (other than termination of Executive with Cause), the Company may elect to purchase the Executive Stock at a price per share equal to the Fair Market Value thereof. In the event that Executive is no longer employed by the Company or any of its Subsidiaries as a result of termination of Executive with Cause, the Company may elect to purchase the Executive Stock at a price per share equal to $0.01.

     (c)  Repurchase Procedures.  The Company may elect to exercise the right to
          ---------------------
purchase Executive Stock pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the holder or holders of the such Executive
             -----------------
Stock. The Repurchase Notice will set forth the number of shares of Executive Stock to be acquired from such holder(s), the price for such shares (which will be either (i) Fair Market Value or (ii) $0.01, as indicated in this Section 4),
                                                                   ----------
the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. In the event that the Company elects to purchase less than all of such Executive Stock pursuant to the terms of this
Section 4, if any shares of such Executive Stock are held by Permitted
---------
Transferees of Executive, the Company shall purchase the shares elected to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of Executive Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Executive Stock of different classes is to be purchased by the Company and Executive Stock is held by Permitted Transferees of Executive, the number of shares of each class of Executive Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Executive Stock to be purchased from such persons.

     (d)  Closing. The closing of the transactions contemplated by this Section
          -------                                                       -------
4 will take place on the date designated by the Company in the Repurchase
-
Notice, which date will not be more than 90 days after the delivery of such notice. The Company will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of, (i) a check payable to the holder of Executive Stock in the full amount payable hereunder for such Executive Stock (the "Repurchase Price") or (ii) if the Repurchase Price is greater than
      ----------------
$100,000 and either (A) the payment of the Repurchase Price by the Company (or
         ---
the payment by a Subsidiary of the Company to the Company of funds for the purpose of paying the Repurchase Price) in cash would result in (1) a breach by the Company or any of its Subsidiaries of one or more covenants contained in the Company's or its Subsidiaries' debt or equity financing agreements or any other agreement or (2) a violation of the Delaware General Corporation Law or (B) the
                                                                     --
Company's board of directors determines in its good faith judgement that the Company does not have funds available to permit payment of the

Repurchase Price by the Company (or the payment by a Subsidiary of the Company to the Company of funds for the purpose of paying the Repurchase Price) in cash, the Company may deliver a check payable to the holder of such Executive Stock in an amount equal to the greater of $100,000 or one-third (1/3) of the Repurchase Price, and a note or notes in the amount of the balance of the Repurchase Price payable in three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to 8%. Any notes issued by the Company pursuant to this Section
                                                                        -------
4(d) shall be subject to any restrictive covenants to which the Company is
----
subject at the time of such purchase. The Company will receive customary representations and warranties from each seller regarding the sale of Executive Stock, including but not limited to the representation that such seller has good and marketable title to the Executive Stock to be transferred free and clear of all liens, claims and other encumbrances.

     (e) Restrictions on Repurchase.  All repurchases of Executive Stock by the
         --------------------------
Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

     5.  Restrictions on Transfer.
         ------------------------

     (a) Non-Transferability of Units.  The Units are personal to Executive and
         ----------------------------
are not transferable by Executive by means of sale, assignment, exchange, pledge or otherwise.

     (b) Non-Transferability of Executive Stock.  Executive will not sell,
         --------------------------------------
pledge or otherwise transfer any interest in any shares of Executive Stock, except pursuant to the provisions of Sections 4, 5(c) or 10 hereof.
                                     ----------------    --

     (c) Certain Permitted Transfers. The restrictions contained in this Section
         ---------------------------                                     -------
5 will not apply with respect to transfers of Executive Stock (i) pursuant to
-
applicable laws of descent and distribution or (ii) among Executive's Family Group (as defined below), provided that, the restrictions contained in this
                          --------
Section 5 will continue to be applicable to the Executive Stock after any such
---------
transfer and the transferees of such Executive Stock shall agree in writing to be bound by the provisions of this Agreement. "Family Group" means Executive's
                                               ------------
spouse and descendants (whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any family limited partnership in which Executive and/or Executive's spouse and/or descendants and/or a trust solely for the benefit of Executive or Executive's spouse or descendants own all of the equity interests and which such persons will manage and control. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this Section 5(c) is herein
                                                   ------------
referred to as a "Permitted Transferee." Upon the transfer of Executive Stock
                  --------------------
pursuant to this Section 5(c), Executive will deliver a written notice thereof
                 ------------
(the "Transfer Notice") to the Company. The Transfer Notice will disclose in
      ---------------
reasonable detail the identity of the Permitted Transferee(s).

     6.  Additional Restrictions on Transfer.
         -----------------------------------

     (a) The certificates representing the Executive Stock will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND A CERTAIN EMPLOYEE OF THE COMPANY DATED AS OF SEPTEMBER 1, 2000, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (b) No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

     7.  Definition of Executive Stock.  For all purposes of this Agreement,
         -----------------------------
Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive, and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

     8.  Adjustments to Units.  The Units will be equitably adjusted for any
         --------------------
stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date hereof.

     9.  Rights as Stockholder.  Except as specifically set forth herein, until
         ---------------------
the Units vest and are converted in accordance with this Agreement, with respect to the Units, Executive shall not be entitled to any rights as a stockholder of the Company or as a holder of Common Stock. For clarification, the Units do not constitute capital stock of the Company, but rather represent the right (under the circumstances set forth in this Agreement) to acquire Common Stock.

     10. Incorporation of Certain Provisions of the 1999 Plan. Reference is made
         -----------------------------------
to that certain Dade Behring Holdings, Inc. 1999 Management Stock Option Plan, as the same may be amended from time to time (the "Plan"). The parties hereto
                                                   ----
agree that Sections 6 [Participation Rights], 9 [Sale of the Company] and 10 [Public Offering] of the Plan, together with the definitions of "Approved Sale" and "Fair Market Value" contained in the Plan are hereby incorporated into this Agreement by reference (all such incorporated provisions being referred to herein collectively as the "Incorporated Plan Provisions"). It is the intent of
                            ----------------------------
the parties hereto that the Executive and the Company have the benefits and the burdens of the Incorporated Plan Provisions as if the

Incorporated Plan Provisions were fully set forth herein, and for such purposes, as if the Executive Stock had been issued pursuant to the Plan. The Incorporated Plan Provisions shall be deemed modified herein as and to the extent such provisions set forth in the Plan are modified in accordance with the terms and conditions of the Plan.

     11.  Dividends. Beginning as of the date hereof, any cash dividends paid
          ---------
with respect to Common Stock issuable upon conversion of the Units prior to the Units becoming vested and converted into Common Stock shall not be paid to Executive and shall be retained by the Company and shall be paid to Executive only to the extent and only if such Units become vested and converted into Common Stock pursuant to Section 3(a) hereof. If Executive has elected to defer
                         ------------
delivery of such Units pursuant to Section 3(b) hereof, Executive may elect to
                                   ------------
defer payment of such dividends until the date of delivery of the Executive Stock. After conversion of the Units, all shares of Executive Stock will be entitled to dividends paid with respect to Common Stock. Executive shall have no right to dividends with respect to any Units which do not vest and expire pursuant to Section 3(a) hereof.
            ------------

     12.  Taxes. The Company shall be entitled, if necessary or desirable, to
          -----
withhold (or secure payment from Executive in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or Common Stock issuable upon conversion of the Units under this Agreement or any other agreement (including any employment agreement), and the Company may defer such payment unless indemnified to its satisfaction.

     13.  Notices. Any notice provided for in this Agreement must be in writing
          -------
and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the recipients at the address indicated below:

     To the Company:

     Dade Behring Holdings, Inc.
     1717 Deerfield Road
     Deerfield, Illinois 60016
     Attn: Board of Directors

     With a copy to:

     Bain Capital, Inc.
     Two Copley Place
     Boston, Massachusetts 02116
     Attn: John P. Connaughton

     and:

     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, Illinois 60601
     Attn: Matthew E. Steinmetz

     To Executive:

     James Reid-Anderson
     1160 North Sheridan Road
     Lake Forest, Illinois 60045

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     14.  Severability. Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     15.  Complete Agreement. This Agreement embodies the complete agreement and
          ------------------
understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, any bonus arrangements upon a consummation of a sale of the Company or any of its Subsidiaries.

     16.  Counterparts. This Agreement may be executed in separate counterparts
          ------------
(any one of which may be by facsimile), each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     17.  Successors and Assigns.  This Agreement is intended to bind and inure
          ----------------------
to the benefit of and be enforceable by Executive and the Company and their respective successors and assigns; provided that, Executive may not assign any
                                   --------
of his rights or obligations, except as expressly provided by the terms of this Agreement.

     18.  Governing Law. The corporate law of Delaware will govern all issues
          -------------
concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

     19.  Remedies. The parties hereto agree and acknowledge that money damages
          --------
may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

     20.  Effect of Transfers in Violation of Agreement. The Company will not
          ---------------------------------------------
be required (a) to transfer on its books any shares of Executive Stock or Units which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or Units, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares or Units have been transferred in violation of this Agreement.

     21.  Amendments and Waivers. Any provision of this Agreement may be amended
          ----------------------
or waived only with the prior written consent of the Company and Executive.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties have executed this Restricted Stock Unit Agreement on the day and year first above written.


                              DADE BEHRING HOLDINGS, INC.

                                      /s/ Stephen Pagliuca
                              By:   -----------------------------------

                              Title:  _________________________________


                              /s/ JAMES REID-ANDERSON
                              -----------------------------------------
                              JAMES REID-ANDERSON

                                   EXHIBIT A
                                   ---------


                [Dated 6 months prior to Vesting Date or before]


Dade Behring Holdings, Inc.
1717 Deerfield Road
Deerfield, Illinois 60016
Attention: Board of Directors


          Pursuant to Section 3(b) of that certain Restricted Stock Unit Agreement dated as of September 1, 2000, I hereby elect to defer the distribution of _________ shares of Executive Stock which may vest on the Vesting Date until __________, 20__. In other words, no certificates representing ________ shares of Executive Stock shall be delivered to me until __________, 20__.


                                                Sincerely,



                                                James Reid-Anderson